 19  21  65  59  74  150  0  113  186  83  84  84  248  157  56  Investor Presentation  2nd Quarter 2024  Financial information

 Legal Disclosures  Forward-Looking Statements (p. 1 of 2)  We have made forward-looking statements in this document, and in documents that we incorporate by reference, that are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the Bank, First Citizens Insurance, Realty or the Company on a consolidated basis. When we use words such as “believes,” “expects,” “anticipates,” or similar expressions, we are making forward-looking statements. Forward-looking statements may prove inaccurate. For a variety of reasons, actual results could differ materially from those contained in or implied by forward-looking statements:  •The continuing impact of the COVID-19 pandemic may have an adverse effect on our business and operations, our customers, including their ability to make timely loan payments, our service providers, and on the economy and financial markets more significant that we expect.  •Interest rates could change more rapidly or more significantly than we expect.   •The economy could change significantly in an unexpected way, which would cause the demand for new loans and the ability of borrowers to repay outstanding loans to change in ways that our models do not anticipate.   •The financial markets could suffer a significant disruption, which may have a negative effect on our financial condition and that of our borrowers, and on our ability to raise money by issuing new securities.  •It could take us longer than we anticipate implementing strategic initiatives, including expansions, designed to increase revenues or manage expenses, or we may be unable to implement those initiatives at all.   •Acquisitions and dispositions of assets and companies could affect us in ways that management has not anticipated.  •We may become subject to new legal obligations or the resolution of litigation may have a negative effect on our financial condition or operating results.   •We may become subject to new and unanticipated accounting, tax, regulatory or compliance practices or requirements. Failure to comply with any one or more of these requirements could have an adverse effect on our operations.  •We could experience greater loan delinquencies than anticipated, adversely affecting our earnings and financial condition.   •We could experience greater losses than expected due to the ever increasing volume of information theft and fraudulent scams impacting our customers and the banking industry.   •We could lose the services of some or all of our key personnel, which would negatively impact our business because of their business development skills, financial expertise, lending experience, technical expertise and market area knowledge.

 Legal Disclosures  Forward-Looking Statements (p. 2 of 2)  •The agricultural economy is subject to extreme swings in both the costs of resources and the prices received from the sale of products as a result of weather, government regulations, international trade agreements and consumer tastes, which could negatively impact certain of our customers.   •Loan concentrations in certain industries could negatively impact our results, if financial results or economic conditions deteriorate.   •Companies providing support services related to the exploration and drilling of the natural gas reserves in our market area may be affected by federal, state and local laws and regulations such as restrictions on production, permitting, changes in taxes and environmental protection, which could negatively impact our customers and, as a result, negatively impact our loan and deposit volume and loan quality. Additionally, the activities the companies providing support services related to the exploration and drilling of the natural gas reserves may be dependent on the market price of natural gas. As a result, decreases in the market price of natural gas could also negatively impact these companies, our customers.     Additional factors are discussed in this Annual Report on Form 10-K under “Item 1A. Risk Factors.” These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date of the forward-looking statements or to reflect the occurrence of unanticipated events. Accordingly, past results and trends should not be used by investors to anticipate future results or trends.

 About Citizens Financial Services, Inc.

 Company Profile  Lines of Business  Retail Banking  Commercial  Consumer  Fee Businesses  Retail Banking with 44 branches and 32 ATMs  Mobile & Online Banking  C&I Lending  SBA Lending  Treasury Management  Card & Payment Services  Business Banking  Home Lending  Personal Lending  Indirect Auto Lending  Secured & Unsecured Consumer Loans  Retail Plan Admin / Custody Services  Business, Personal, & Life Insurance   Institutional Life Insurance  Brokerage & Advisory Services  Trust Services  Financial Highlights  Assets: $2.9B  Gross Loans: $2.3B  Deposits: $2.3B  YTD ROAA: 0.82%  YTD ROATCE: 7.91%  Company Overview  (1) Market Cap as of July 26, 2024  (2) Branches & Employees data as of July 26 2024  (3) Please see appendix for non-GAAP reconciliations  Note: Holding Company data shown; Data as of June 30, 2024  Headquarters  Mansfield, PA  Founded  1872  Chartered  1932  Ticker  NASDAQCM: CZFS  Market Cap(1)  $270.3  Branches(2)  44  Employees(2)  387 FT – 26 PT  Institutional Ownership  21.97%  3 Mo. ADTV  12,660  52 Week H/L  $71.22 / $38.52  Chairman  R. Joseph Landy  CEO, President & Vice Chairman  Randall E. Black  Executive VP & CFO  Stephen J. Guillaume

 Financial Highlights  (1) Please see appendix for non-GAAP reconciliations  MRQ – Highlights - YTD  Profitability  Balance Sheet  Credit  2024Q2 vs. 2024Q1  June 30, 2024  Diluted EPS  $1.11  Diluted  EPS  $2.59  Net Income  $5.3 M  Net Income  $12.3  Core ROATCE  11.01%  Core ROATCE(1)  11.61%  Net Interest Margin  3.15%  vs. 3.05%  Core ROAA  0.83%  vs. 0.91%  Core ROAA(1)  0.87%  vs. 0.91%  Efficiency Ratio  63.51%  vs. 62.25%  Total Assets  $2.9B  0.9% Growth  Total Loans and Leases  $2.3B  0.7% Growth  Total Deposits  $2.3B  -1.3% Growth  NPAs / Assets Ratio  0.61%  vs. 0.54%  NPLs / Gross Loans Ratio  0.68%  vs. 0.69%  Reserves / NPLs Ratio  152.5%  vs. 147.0%

 Experienced Leadership  Executive  Title  Years of Banking Experience  Joined FCCB  Randall E. Black  Vice Chairman, President & CEO  31  1993  Stephen J. Guillaume  Executive VP & CFO  14  2009  David Z. Richards Jr.  Executive VP & Board Director  47  2017  LeeAnn Gephart  Senior VP of Human Resources  18  2021  Jeffrey L. Wilson  Senior VP, CFMP & Director of Marketing of First Citizens National Bank  37  1987  Zerick D. Cook  Senior VP & Chief Banking Officer  28  2020

 Investment Highlights  Long history of creating shareholder value and operating successfully  Tenured management with strong track record of operating high value companies   Experienced, disciplined and prudent acquirer   Strong geographic diversification presents opportunities   Steady record of high profitability  Diversity of interest earning assets  Long-term focus on shareholder returns

 For the past 16 years, Citizens Financial Services, Inc. has been ranked one of the top 100 best performing community banks in the nation with assets less than $2 billion. This ranking is based on a 3-year ROAE. Our 2012 performance ranked us as number ONE in the nation. We also continue to be ranked in the top 100 Ag lenders nationwide, 2nd for banks HQ’d in PA.  In 2022 FCCB was included in the ABA Nasdaq Community Bank Index – an indication of our progress and leadership capabilities in the market.   In 2017, Forbes Magazine began conducting customer satisfaction surveys for all banks across the nation. First Citizens Community Bank was voted “Best in State Bank” by our customers in a Forbes Magazine survey in 2018 and 2019.   FCCB was celebrated for outstanding 2020 performance in the prestigious Bank Directors Performance Scorecard, placing 29th in the nation and as the highest-ranking Pennsylvania bank.  In 2022 FCCB received the Bank On Certification, a certification promoted by the CFE Fund that is nationally awarded to banks that meet account criteria that ensures everyone has access to a safe, affordable transactional banking account.  In 2020, Banking Mid Atlantic magazine ranked FCCB as the third bank in North Central, Pennsylvania for overall quality.   In a 2021 Rivel Banking benchmark study, FCCB was ranked 5th in the state of Pennsylvania for the quality of our response to the COVID-19 pandemic.  2023 and 2024: FCCB was recognized by Newsweek and Plant-A Insights Group as one of the top 250 regional banks in the United States. This distinction was awarded based on a thorough evaluation of profitability, financial relevance, risk exposures, overall health, and stability, including social media and app store reviews.  A Recognized High Performer

 Business & Financial  Highlights

 Key Financial Highlights  Top Tier Consolidated

 Liquidity Position and Sources  Note: Bank level regulatory data shown  Liquidity Well-Managed to Cover Short-Term Needs

 Deposit Mix  Deposit Mix Analysis   Note: Bank level regulatory data shown

 Loan Portfolio Mix  Loan Type Analysis  Note: Bank level regulatory data shown

 History of Successful Growth  Total Asset Growth since 2000 ($000)  Note: Dollars in thousands

 Consistent & Attractive Returns  Historical Core ROAA & ROATCE  (1) Please see appendix for non-GAAP reconciliations  (1)  (1)

 History of Strong Asset Quality  Historical NPAs/Assets Trends  NCOs/Avg Loans:  0.02%  0.06%  0.03%  0.00%  0.03%  0.12%

 Note: Financial and transaction value shown as of announcement of transaction  Successful Track Record of Prudent Acquisitions  Transaction:  FNB of Fredericksburg  MidCoast Community Bancorp, Inc.  HV Bancorp, Inc.  Total Whole Bank Acquisitions Since January 1, 2015  Geography:  Fredericksburg, PA  Wilmington,   DE  Doylestown,  PA  --  Date Closed:  12/11/2015  4/17/2020  6/16/2023  --  Locations:  7  3  12  22  Purchase Price:  Cash & Stock:  $23.0 million  Cash & Stock:  $29.5 million  Cash & Stock:  $67.9 million  --  Target Assets   ($M):  $232  $269  $571  $1,072  Target Loans   ($M):  $146  $231  $391  $769  Target Deposits ($M):  $214  $213  $482  $909  CZFS Acquisitions since January 1, 2015 appendix

 Non-GAAP Reconciliation – Tangible Book Value

 Non-GAAP Reconciliation